                                                                    EXHIBIT 99.1


Pauline O'Keeffe, pokeeffe@learningstarcorp.com
781-292-3048
Beth Grupp, bgrupp@learningstarcorp.com
781-292-3095

                          LEARNINGSTAR CORP. TO BECOME
                        EXCELLIGENCE LEARNING CORPORATION
                    TICKER SYMBOL TO REMAIN UNCHANGED AS LRNS

NEEDHAM, MASS. AND MONTEREY, CALF. -- OCTOBER 10, 2001 -- LearningStar Corp. (NASDAQSC: LRNS) announced today that the company intends to change its corporate name to "Excelligence Learning Corporation." LearningStar's board of directors believes that it is in the best interests of the company to change its corporate name to "Excelligence Learning Corporation" in order to avoid any potential confusion between the names "LearningStar Corp." and "LearnStar L.P." LearnStar L.P. is a Dallas, Texas based entity that develops and markets interactive educational technology to primary and secondary schools. LearningStar Corp. will begin doing business as Excelligence Learning Corporation immediately and will submit the new name for stockholder approval.

The corporate name change will not affect the listing of the company's stock on Nasdaq. The company's shares will continue to trade under the symbol "LRNS" on the Nasdaq SmallCap Market. LearningStar Corp. is a developer, manufacturer, and retailer of educational products, serving teachers and parents by providing quality items and programs for children from infancy to age 12. LearningStar Corp. is composed of the following businesses:

        - Discount School Supply -- An innovative developer, manufacturer, and retailer of educational products and school supplies to child care programs, preschools, and schools. Sales of Discount School Supply products are conducted through a catalog, a field sales force and the Web.

        - SmarterKids.com -- A leading online education store and resource for parents providing the ability to profile a child's learning needs and goals and match these profile results to appropriate product and/or activity choices.

        - Educational Products, Inc. -- A premier distributor of custom-packaged school supplies and educational products to the elementary school market through school fundraising programs.

        - Earlychildhood NEWS -- An award-winning magazine focusing on the growth and development of children from infancy to age 8 offering information, curriculum and educational programs to teachers and parents.

ABOUT LEARNINGSTAR CORP.

LearningStar Corp. (NASDAQSC: LRNS) is a leading developer, manufacturer, and retailer of educational products to child care programs, preschools, schools, and consumers. The company serves early childhood professionals, educators, and parents by providing quality educational products and programs for children from infancy to 12-year-olds. With scale, growth potential, proprietary product offerings, a multi-channel distribution strategy and extensive management expertise, LearningStar Corp. helps to further children's education and to reinforce the connection between schools and homes. The company is composed of four business areas; Discount School Supply, a developer and multi-channel distributor of educational products and supplies for preschools and child care programs; Earlychildhood NEWS, an award-winning magazine offering information, curriculum and educational programs to teachers and parents; Educational Products Inc., an innovative distributor of school supplies and educational products to the elementary school market through school fundraising programs; and SmarterKids.com, a leading online educational store and resource for parents. LearningStar Corp. is headquartered in Monterey, California.

THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 PROVIDES A "SAFE HARBOR" FOR FORWARD-LOOKING STATEMENTS. CERTAIN INFORMATION INCLUDED IN THIS PRESS RELEASE (AS WELL AS INFORMATION INCLUDED IN ORAL STATEMENTS OR OTHER WRITTEN STATEMENTS MADE OR TO BE MADE BY LEARNINGSTAR) CONTAINS STATEMENTS THAT ARE FORWARD-LOOKING AND OTHER MATTERS. SUCH FORWARD-LOOKING INFORMATION INVOLVES IMPORTANT RISKS AND UNCERTAINTIES THAT COULD SIGNIFICANTLY AFFECT ANTICIPATED RESULTS IN THE FUTURE AND, ACCORDINGLY, ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE EXPRESSED IN ANY FORWARD-LOOKING STATEMENTS MADE BY LEARNINGSTAR. FOR A DESCRIPTION OF ADDITIONAL RISKS AND UNCERTAINTIES, PLEASE REFER TO THE SMARTERKIDS.COM AND LEARNINGSTAR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING LEARNINGSTAR'S REGISTRATION STATEMENT ON FORM S-4.

                                       ###